SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 15, 2000
                                                        -----------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE               2-96392-A           65-0952956
       ---------------------------------------------------------------
       (STATE OR OTHER           (COMMISSION         (IRS EMPLOYER
       JURISDICTION OF           FILE NUMBER)       IDENTIFICATION NO.)
          FORMATION)



        1800 N.W. 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
        ----------------------------------------------------------------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                           --------------


          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 15, 2000, Electronic Business Services, Inc. (the "Company") dismissed its independent auditors, Mazars & Guerard, LLP ("Mazars"), and on the same date engaged the firm of Radin, Glass & Company, LLC ("RGC") as its independent auditors for the fiscal year ending December 31, 1999. Each of these actions was unanimously approved by the Board of Directors of the Company.

         The report of Mazars on the financial statements of the Company for the fiscal years ended December 31, 1998 and 1997 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals. In connection with the audit of the fiscal years ended December 31, 1998 and 1997, and the unaudited interim period through February 15, 2000, there were no disagreements with Mazars on any matter of accounting principal or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Mazars, would have caused it to make reference to the subject matter of the disagreement in its report.

         In connection with the audit of the fiscal years ended December 31, 1998 and 1997 and the unaudited interim period through February 15, 2000, Mazars did not advise the Company (i) that the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) that there existed a need to expand significantly the scope of its audit, or that information had come to Mazars' attention during the fiscal periods, that if further investigated may
(a) materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or (b) cause Mazars to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to Mazars' dismissal did not expand the scope of its audit or conduct such further investigation; or (iv) that information had come to Mazar's attention that it concluded materially impacts the fairness or reliability of a previously issued audit report or the underlying financial statements, and due to Mazars' dismissal, the issue has not been resolved to Mazars' satisfaction prior to its dismissal.

         In addition to the foregoing, during the fiscal years ended December 31, 1998 and 1997, and for the unaudited interim period through February 15, 2000, neither the Company nor any of its representatives sought the advice of RGC regarding the application of accounting principals to a specific or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

         The Company has requested that Mazars furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Mazars' letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.

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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (c)      EXHIBITS.

Exhibit 16.1 - Letter Regarding Change in Certifying Accountants.





                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                           ELECTRONIC BUSINESS SERVICES, INC.



                           By:   /s/ HAROLD S. FISCHER
                                 -----------------------------------------------
                                     Harold S. Fischer
                                     Chief Executive Officer and President

Dated:    February 21, 2000


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